VAXA GLOBAL, LLC
Unaudited Consolidated Financial Statements
June 30, 2019

VAXA GLOBAL, LLC

CONTENTS

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
FOR THE YEAR ENDED DECEMBER 31, 2018 AND THE SIX MONTHS ENDED JUNE 30, 2019

	2018	2019 (unaudited)
ASSETS		
CURRENT ASSETS		
Cash & Cash Equivalents	$ 48,031	$ 15,526
Accounts Receivable	-	8,395
Total Current Assets	48,031	23,921
PROPERTY AND EQUIPMENT, NET	-	-
OTHER ASSETS		
Exclusive Suppy Rights, net	549,889	479,889
Total Other Assets	549,889	479,889
TOTAL ASSETS	$ 597,920	$ 503,810
LIABILITIES & OWNER'S EQUITY/(DEFICIT)		
CURRENT LIABILITIES		
Accounts Payable	$ -	$ 7,078
Credit Cards	-	1,091
Customer Deposits	250,000	350,000
Credit Agreement, related party	275,101	447,534
Obligations on Exclusive Rights	404,890	311,715
Promissory Notes, current portion - in default	250,000	250,000
Total Current Liabilities	1,179,991	1,367,418
LONG TERM LIABILITIES		
Promissory Notes	-	-
Total Long Term Liabilities	-	-
TOTAL LIABILITIIES	1,179,991	1,367,418
OWNER'S EQUITY/(DEFICIT)		
Contributions	500,000	500,000
Accumulated Deficit	(1,082,071)	(1,363,608)
Total Equity/(Deficit)	(582,071)	(863,608)
TOTAL LIABILITIES & EQUITY	$ 597,920	$ 503,810

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDING JUNE 30, 2018 AND 2019

	2018 (unaudited)	2019 (unaudited)
REVENUE	$ -	$ 33,507
Cost of Sales	-	(20,284)
GROSS PROFIT	-	13,223
OPERATING EXPENSES		
Selling and Marketing Expenses	18,501	4,934
General and Administrative Expenses	176,466	213,001
Depreciation and Amortization	70,000	70,000
Total Operating Expenses	264,967	287,935
INCOME/(LOSS) FROM OPERATIONS	(264,967)	(274,712)
OTHER INCOME/(EXPENSE)		
Interest Income/(Expense)	-	(6,825)
Other Income/(Expense)	-	-
INCOME/(LOSS) BEFORE TAX EXPENSE	(264,967)	(281,537)
Income Tax	-	-
NET INCOME/(LOSS)	$ (264,967)	$ (281,537)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDING JUNE 30, 2018 AND 2019

	2018 (unaudited)	2019 (unaudited)
OPERATING ACTIVITIES		
Net Income/(Loss)	$ (264,967)	$ (281,537)
Adjustments to reconcile Net Income/(Loss) to net cash provided by/(used in) operating activities:		
Depreciation and Amortization	70,000	70,000
Changes in operating assets and liabilities:		
Accounts Receivable	-	(8,395)
Accounts Payable	500	7,078
Customer Deposits	100,000	100,000
Obligations on Exclusive Rights	-	6,825
Credit Card	-	1,091
Net Cash provided by/(used in) Operating Activities	(94,467)	(104,938)
INVESTING ACTIVITIES		
	-	-
Net Cash provided by/(used in) Investing Activities	-	-
FINANCING ACTIVITIES		
Borrowings on Credit Agreement, related party	77,984	383,417
Repayments on Credit Agreement, related party	(24,312)	(210,984)
Repayments on Exclusive Supply Rights	-	(100,000)
Net Cash provided by/(used in) FinancingActivities	53,672	72,433
Net Cash increase for period	(40,795)	(32,505)
Cash at beginning of period	40,975	48,031
Cash at end of period	$ 181	$ 15,526
Supplemental Disclosure of Cash Flow Information:		
Financed Exclusive Supply Rights	$ -	$ -

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OWNER'S EQUITY/(DEFICIT)
FOR THE YEAR ENDING DECEMBER 31, 2018 AND THE
SIX MONTH PERIOD ENDING JUNE 30, 2019

BALANCE AT DECEMBER 31, 2017	$ (187,793)
Contributions	500,000
Net Income/(Loss)	(894,278)
BALANCE AT DECEMBER 31, 2018	$ (582,071)
Contributions	-
Net Income/(Loss)	(281,537)
BALANCE AT JUNE 30, 2019 (unaudited)	$ (863,608)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
JUNE 30, 2019

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations – Vaxa Global, LLC ("VAXA" or the "Company") was formed in the State of Nevada on August 18, 2017 and is an operating company focused on developing a hemp-based CBD seed to sale organization through acquisitions and organic growth. The Company plans to acquire, or form separate, wholly owned subsidiaries or joint ventures to farm and grow hemp crops, harvest hemp biomass for internal use or sale, extract CBD isolate for internal use and sale, develop consumer products based on whole plant hemp usage and distribute consumer products to retail channels and direct to consumer.

Concentrations of Credit Risk - The Company maintains cash balances and other liquid investments with financial institutions located in the United States. In the course of business, the Company may have cash or cash equivalents with various financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances.

Cash Equivalents - The Company considers all highly liquid investment securities purchased with a maturity at acquisition of three months or less to be cash equivalents. There are no cash equivalents at December 31, 2018 or December 31, 2017.

Income Taxes - The Company is organized as a limited liability company and has elected to be taxed as a partnership which does not pay U.S. federal income taxes, nor does it recognize income taxes resulting from members' tax situations, if any. As such, no income taxes have been recorded for the periods ending December 31, 2018 and June 30, 2019.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events - The Company has evaluated subsequent events in accordance with ASC Topic 855, *Subsequent Events*, through the issuance of these financial statements.

Accounts Receivable - Accounts receivable consist primarily of trade receivables. The Company provides an allowance for doubtful trade receivables equal to the estimated uncollectible amounts. That estimate is based on historical collection experience, current economic and market conditions and a review of the current status of each customer's trade accounts receivable. The allowance for doubtful trade receivables was $0 as of June 30, 2019 and December 31, 2018 as we believe all of our receivables are fully collectable.

Revenue Recognition - Effective January 1, 2018, the Company adopted ASC 606 — Revenue from Contracts with Customers. Under ASC 606, the Company recognizes revenue from the commercial sales of products, licensing agreements, farm leasing and share crop agreements by applying the following steps: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to each performance obligation in the contract; and (5) recognize revenue when each performance obligation is satisfied. For the comparative periods, revenue has not been adjusted and continues to be reported under ASC 605 — Revenue Recognition. Under ASC 605, revenue is recognized when the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) the performance of service has been rendered to a customer or delivery has occurred; (3) the amount of fee to be paid by a customer is fixed and determinable; and (4) the collectability of the fee is reasonably assured. The revenue in 2019 is the result of sales of CBD-based consumer products to retail outlets.

There was no impact on the Company's financial statements as a result of adopting Topic 606 for the six months ended June 30, 2019 and 2018.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements the Company incurred operating losses of $264,967 and $281,537 for the six month periods ending June 30, 2018 and June 30, 2019, respectively. The losses of the Company, as well as other factors, raise substantial doubt about the Company's ability to continue as a going concern.

The Company's existence is dependent upon management's ability to develop and/or acquire profitable operations though the organic growth of companies it acquires, and through additional acquisition of new companies, to obtain additional sources of financing to fund the growth of the acquired companies and fund new acquisitions, and maintain appropriate levels of working capital and liquidity. There can be no assurance that the Company's financing efforts will result in profitable operations or the resolution of the Company's working capital and liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

Vaxa's management believes that the consolidation of its companies with Two Rivers Water and Farming Company and the application of Vaxa's management's strategy for growing the business of the consolidated group, organically and by acquisition, will result in increased revenue generation, heightened synergies and improved operating results, profitability and cash flows, all of which will resolve doubts as to the ability of these operating companies to continue as going concerns.

NOTE 3 – NOTES PAYABLE – RELATED PARTY

In conjunction with the audit of the Company, Easby Land & Cattle, LLC, ("Easby") the sole owner of the Company's equity entered into a Credit Agreement with the Company. In 2018, activity in the Credit Agreement account included advances by Easby of $643,458 and repayments of $381,014 leaving an ending balance as of December 31, 2018 of $275,101. In the six months ended June 30, 2019, activity in the Credit Agreement account included advances by Easby of $383,417 and repayments of $210,984 leaving an ending balance as of June 30, 2019 of $447,534. In the six months ended June 30, 2019, activity in the Credit Agreement account included advances by Easby of $77,985 and repayments of $24,313.

NOTE 4 – EXCLUSIVE SUPPLY RIGHTS AND OBLIGATIONS ON EXCLUSIVE RIGHTS

On December 5 2017, the Company entered into a five-year exclusive supply agreement with HempSense Inc. based in Manitoba, Canada for the purchase of cannabidiol-rich hemp biomass. The agreement was updated on September 13, 2018 to clarify certain terms as well as the pricing schedule. The agreement calls for fixed payments of $700,000 for the exclusive supply rights at competitive fixed prices. The Company has recognized the value of the agreement as an Other Asset and is amortizing the value over the 5 year period. The balance, net of amortization, on December 31, 2018 was $549,889 and on June 30, 2019 was $479,889. Amortization expense was $70,000 for the six month periods ending June 30, 2018 and June 30, 2019. The company also recognized a Current Liability, called Obligations on Exclusive Rights, to reflect the remaining payment commitment to Hemp Sense under the agreement. In 2018, activity in this account included the addition of interest of $4,890 and payments of $200,000 to leave an ending balance as of December 31, 2018, of $404,890. In the six months ended June 30, 2019, there was a payment of $100,000 and additional accrued interest of $6,825 to leave an ending balance of $311,715. Subsequent to June 30, 2019, an agreement was signed which lowered the remaining balance payable to $50,000 (see NOTE 11 – SUBSEQUENT EVENTS).

NOTE 5 – CUSTOMER DEPOSITS

The Customer Deposits account represents payments made by customers for services or products which the Company has not yet delivered or may have some remaining obligation for fulfillment. The balance on the account was $250,000 as of December 31, 2018 and $350,000 as of June 30, 2019.

NOTE 6 – PROMISSORY NOTES

The Company has a single third-party promissory note to an individual which has a payment in kind feature for interest which has been satisfied by Montverde Partners through product delivery at fair market values. The Note has passed its original maturity date of November 17, 2017 and could be called on demand. The balance on the account was $250,000 as of December 31, 2018 and $250,000 as of June 30, 2019.

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company has a Management Services Agreement with Easby Land & Cattle, LLC, its sole equity holder, governing the management of the company. The Company accrued management fee expenses of $300,000 in 2018 and $168,000 through June 30, 2019 under this agreement. In the six month period ending June 30, 2018, management fee expenses of $168,000 were accrued. Unpaid amounts of $162,195 as of December 31, 2018, $160,504 as of June 30, 2019 and $56,721 as of June 30, 2018 were added to the outstanding balance of the Credit Agreement at the end of each period so that there was no amount owing in the management fee account at the end either period. The Agreement terminates upon the change in control of the company.

On December 15, 2018, the Company entered into an agreement to purchase $250,000 of in-process Research and Development expenses of Gramz Holdings, LLC. One of the sellers, holding 40% of the ownership interests in Gramz, was Kalia Management, LLC, an entity solely owned by Andraya Carson. Ms. Carson serves as an officer of the Company and its sole shareholder, Easby Land & Cattle, LLC. 87% of the revenue for the period ended June 30, 2019 is from an affiliated company that is owned by an individual who previously owned 60% of the Gramz Holdings, LLC assets prior to the December 2018 acquisition mentioned above.

The Company paid Carson Consulting, LLC, a company owned by Ms. Carson, $24,000 in 2018 and $6,000 during the six months ending June 30, 2019 for professional services. Ms Carson or one of her wholly owned entities were reimbursed for $9,564 for expenses in 2018 and $6,900 during the six months ending June 30, 2019.

NOTE 8 – FAIR VALUE MEASUREMENTS

The Company has determined the fair value of certain financial liabilities measured on a recurring basis are as follows:

	Quoted Market Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
December 31, 2018:				
Fair value	$ -0-	$ -0-	$ -0-	$ -0-
June 30, 2019:				
Fair value	$ -0-	$ -0-	$ -0-	$ -0-

Financial assets and liabilities valued using level 1 inputs are based on unadjusted quoted market prices within active markets. Financial assets and liabilities valued using level 2 inputs are based primarily on quoted prices for similar assets or liabilities in active or inactive markets. Financial assets and liabilities

using level 3 inputs are primarily valued using management's assumptions about the assumptions market participants would utilize in pricing the asset or liability.

NOTE 9 – OWNER'S EQUITY

The Company is organized as a limited liability company with a single equity holder, Easby Land & Cattle, LLC. During the year 2018, Easby made $500,000 in equity contributions to the Company leaving an ending balance in the Shareholder Contribution account of $500,000 at December 31, 2018. No further contributions were made during the six months ending June 30, 2019 leaving an ending balance of $500,000.

NOTE 10 – SUBSEQUENT EVENTS

On July 31, 2019, 100% of the Company's equity interest was acquired by Two Rivers Water & Farming Company for 30,000,000 shares of common stock and the Company became a whole owned subsidiary of Two Rivers. The Management Services Agreement with Easby Land & Cattle, LLC was automatically terminated with this change in control (see NOTE 7 – RELATED PARTY TRANSACTIONS).

On August 5, 2019, the Company was a party to an agreement to settle the remaining amount due to Hemp Sense Inc. for the Exclusive Supply Agreement (see NOTE 4 – EXCLUSIVE SUPPLY RIGHTS AND OBLIGATIONS ON EXCLUSIVE RIGHTS). In combination with a contribution of other assets transferred by affiliates of Easby Land & Cattle, LLC and a promise by the Company to pay $50,000, the remaining obligation for the exclusive rights agreement will be satisfied.

On September 10, 2019, the Company entered into an Equipment Purchase Agreement and a Cancellation Agreement with Montverde Partners, LLC whereby the Farm Lease between the companies was terminated and the Company acquired i.) extraction equipment, ii) full ownership of the Butte Valley Farm harvest and iii.) all seed, clone and biological assets of Montverde in exchange for 3,000,000 shares of Two Rivers Water & Farming Company common stock which was contributed by Easby Land & Cattle, LLC with no further obligation from the Company. The assets acquired resulted in approximately $725,000 of fixed assets recorded during the third quarter.